UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): March 1, 2016

The Joint Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-36724	90-0544160
(State or other juris-	(Commission file	(IRS employer
diction of incorporation)	number)	identification number)

16767 N. Perimeter Drive, Suite 240

Scottsdale, AZ 85260

(Address of principal executive offices)

Registrant’s telephone number, including area code:

(480) 245-5960

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 1, 2016, our Board of Directors amended our amended and restated bylaws to allow for the appointment of a lead director regardless of whether there is a chairman of the board. Prior to the amendment, the bylaws contemplated appointing a lead director only if there is also a chairman of the board.

This summary of the amendment to our bylaws is qualified in its entirety by our actual amended and restated bylaws, as previously amended. A copy of the amended and restated bylaws, the text of the prior amendment and the text of the March 1, 2016 amendment are filed with this report as Exhibit 3(ii).1.

Item 8.01 Other Events

On March 7, 2016, the Company issued a press release announcing that the Board of Directors appointed Richard Kerley as Lead Director. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d)

Exhibits.

The following exhibits are filed with this report:

3(ii).1 Amended and Restated Bylaws, as amended.

99.1 Press Release dated March 7, 2016

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 7, 2016

The Joint Corp.

By /s/John B. Richards

John B. Richards

Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

3(ii).1	Amended and Restated Bylaws, as amended
99.1	Press Release dated March 7, 2016